UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

GP Investments Acquisition Corp.

(Name of Registrant as Specified in its Charter)

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GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)
150 E. 52nd Street, Suite 5003
New York, NY 10022

To the Shareholders of GP Investments Acquisition Corp.:

You are cordially invited to attend the 2016 annual meeting of shareholders (the “Annual Meeting”) of GP Investments Acquisition Corp. (the “Company”) to be held on Thursday, December 29, 2016 at 10:00 a.m., Eastern Standard Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, NY 10036 to consider and vote upon the following proposals:

1.	to elect one director to serve as the Class A director on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

2.	to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE FOR DIRECTOR, AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Our Board has fixed the close of business on December 2, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Fersen Lamas Lambranho	/s/ Antonio Bonchristiano
Chairman of the Board	Chief Executive Officer; Chief Financial Officer; and Director

This proxy statement is dated December 5, 2016
and is being mailed with the form of proxy on or shortly after December 5, 2016.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by our Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the final vote at the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors or with respect to executive compensation unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)
150 E. 52nd Street, Suite 5003
New York, NY 10022

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 29, 2016

To the Shareholders of GP Investments Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2016 annual meeting of shareholders (the “Annual Meeting”) of GP Investments Acquisition Corp., a Cayman Islands exempted company, company number 295988 (the “Company”), will be held on Thursday, December 29, 2016 at 10:00 a.m., Eastern Standard Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, NY 10036, to consider and vote upon the following proposals:

1.	to elect one director to serve as the Class A director on the Company’s Board of Directors (the “Board”) until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

2.	to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record of the Company as of the close of business on December 2, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Each Ordinary Share of the Company entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our Board. You can change your voting instructions or revoke your proxy at any time prior to the final vote at the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.cstproxy.com/gpinvestmentsacquisitioncorp/2016.

By Order of the Board,

/s/ Fersen Lamas Lambranho	/s/ Antonio Bonchristiano
Chairman of the Board	Chief Executive Officer; Chief Financial Officer; and Director

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GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)
150 E. 52nd Street, Suite 5003
New York, NY 10022

PROXY STATEMENT

2016 ANNUAL MEETING OF SHAREHOLDERS
To be held on Thursday, December 29, 2016, at 10:00 a.m., Eastern Standard Time,
at the offices of Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the board of directors (our “Board”) of GP Investments Acquisition Corp., a Cayman Islands exempted company, company number 295988 (the “Company,” “we,” “us,” and “our”), for use at the 2016 annual meeting of shareholders (the “Annual Meeting”) to be held on Thursday, December 29, 2016 at 10:00 a.m., Eastern Standard Time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, NY 10036, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s shareholders on or about December 5, 2016.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2016, which includes the Company’s financial results for the period from January 28, 2015 (inception) through December 31, 2015.

What proposals will be addressed at the Annual Meeting?

Shareholders will be asked to consider the following proposals at the Annual Meeting:

1.	to elect one director to serve as the Class A director on our Board until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

2.	to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

3.	such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that shareholders vote “FOR” the nominee for Director, and “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm.

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Who may vote at the Annual Meeting of shareholders?

Shareholders who owned ordinary shares of the Company (“Ordinary Shares”), par value $0.0001 per share, as of the close of business on December 2, 2016 are entitled to vote at the Annual Meeting. As of the Record Date, there were 21,562,500 Ordinary Shares issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of accountants. On December 2, 2016, there were 21,562,500 outstanding Ordinary Shares entitled to vote at the Annual Meeting. In order for us to conduct the Annual Meeting, a majority of outstanding Ordinary Shares as of December 2, 2016 must be present in person (including by telephone) or by proxy at the Annual Meeting. This is referred to as a quorum. Consequently, 10,781,251 Ordinary Shares must be present in person (including by telephone) or by proxy at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each Ordinary Share is entitled to one vote on each matter that comes before the Annual Meeting. Information about the share holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Andrew Fleiss and the Chairman of the Annual Meeting, one of whom will act as your representative, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Fleiss or the Chairman of the Annual Meeting to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a shareholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a shareholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

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If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•	By telephone, fax, or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including the ratification of accountants. At the Annual Meeting, your shares may only be voted by your brokerage firm for Proposal Two.

Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposal One is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

The approval of the nomination of each director requires an ordinary resolution under Cayman Islands law and our amended and restated memorandum and articles of association which means the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

What vote is required to ratify the selection by our audit committee of Marcum LLP as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a shareholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to Antonio Bonchristiano, the Company’s Chief Executive Officer and Chief Financial Officer, at GP Investments Acquisition Corp., 150 E. 52nd Street, Suite 5003, New York, NY 10022, a written notice of revocation prior to the Annual Meeting.

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Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” for the director nominee and the proposals being placed before our shareholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal or regulatory requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “Sponsor” is to GPIC Ltd, a Bermuda company, an affiliate of GP Investments, Ltd (“GP Investments”).

Who can help answer my questions?

You can contact our transfer agent, Continental Stock Transfer & Trust, with any questions about the proposals described in this proxy statement or how to execute your vote at:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

E-mail: proxy@continentalstock.com

Telephone: (917) 262-2373

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THE ANNUAL MEETING

We are furnishing this proxy statement to you as a shareholder of GP Investments Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Thursday, December 29, 2016, or any adjournment thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, NY 10036, on Thursday, December 29, 2016, at 10:00 a.m., Eastern Standard Time. You are cordially invited to attend the Annual Meeting, at which shareholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	to elect one director to serve as the Class A director on our Board until the 2019 annual meeting of shareholders or until his successor is elected and qualified;

•	to ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016; and

•	to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on December 2, 2016, as the Record Date for the determination of holders of outstanding Ordinary Shares entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 21,562,500 Ordinary Shares issued and outstanding and entitled to vote. Each Ordinary Share entitles the holder thereof to one vote.

The holders of 10,781,251 Ordinary Shares entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The approval of the proposal to elect one director to serve as the Class A director on our Board requires the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

The approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

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If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Andrew Fleiss and the Chairman of the Annual Meeting to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the nominee for Director, “FOR” the ratification of the selection of Marcum LLP as our independent registered public accounting firm, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our transfer agent, Continental Stock Transfer & Trust, at (917) 262-2373 or by sending a letter to 17 Battery Place, 8th Floor, New York, NY 10004.

Shareholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with Andrew Fleiss at GP Investments Acquisition Corp., 150 E. 52nd Street, Suite 5003, New York, NY 10022 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of Ordinary Shares, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of GP Investments Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

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Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by our Sponsor. To the extent a business combination is consummated, our Sponsor may require that the Company reimburse it for such costs. There can be no assurances that we will complete a business combination.

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Cayman Islands law nor our amended and restated memorandum and articles of association provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our shareholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) of the Annual Meeting, we expect that Ordinary Shares, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at GP Investments Acquisition Corp., 150 E. 52nd Street, Suite 5003, New York, NY 10022. Our telephone number at such address is (212) 430-4340.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Antonio Bonchristiano(1)	49	Chief Executive Officer; Chief Financial Officer (Principal Financial and Accounting Officer); Director
Fersen Lamas Lambranho(1)	55	Chairman, Director
Christopher Brotchie(2)(4)	71	Director
Alexandre Hohagen(2)(4)	48	Director
Fernando d’Ornellas Silva(3)(4)	59	Director

(1)	Class C director (to serve until the 2018 annual meeting of shareholders).

(2)	Class B director (to serve until the 2017 annual meeting of shareholders).

(3)	Class A director (to serve until the 2016 annual meeting of shareholders).

(4)	Member of the audit committee and member of the compensation committee.

Antonio Bonchristiano

Mr. Bonchristiano has been our Chief Executive Officer, Chief Financial Officer and director since March 2015. Mr. Bonchristiano is also a member of the board and Chief Executive Officer of GP Investments. He joined GP Investments in 1993 and has been a Managing Director since 1995. Prior to joining GP Investments, Mr. Bonchristiano was a Partner at Johnston Associates Inc., a finance consultancy based in London, and worked for Salomon Brothers Inc. in London and New York. Currently, he serves as a member of the board of directors of AMBEV, GP Advisors, and SPICE. Mr. Bonchristiano is also on the board of several non-profit organizations, including: Fundação Bienal and Fundação Estudar in São Paulo, Brazil and John Carter Brown Library in Providence, RI, USA. Previously, he served as a member of the boards of directors of several companies including BHG, Estácio, BR Properties, ALL, CEMAR, Gafisa, Submarino, Equatorial, BR Malls, Tempo and Magnesita Refratários. He was also previously the Chief Financial Officer of SuperMar Supermercados and Founder and Chief Executive Officer of Submarino. Mr. Bonchristiano holds a bachelor’s degree in Politics, Philosophy, and Economics from the University of Oxford. Mr. Bonchristiano is well qualified to serve as a director due to his extensive experience in private equity, numerous directorship roles and financial expertise.

Fersen Lamas Lambranho

Mr. Lambranho has been the Chairman of our Board since March 2015. He is also a member of the board and Chairman of GP Investments. He joined the firm in 1998 and became a Managing Director in 1999. Prior to joining GP, Mr. Lambranho was CEO of Lojas Americanas, where he worked for 12 years and was a board member from 1998 to 2003. Currently, he is Vice-Chairman of the Board of Magnesita. He has served as chairman of the boards of LBR, Oi, Contax, Gafisa and ABC Supermercados. Mr. Lambranho serves on the boards of Centauro, BRZ Investimentos and GP Advisors. He previously served on the board of several companies, including BRMalls, San Antonio, Estácio, Tele Norte Leste Participações, São Carlos Empreendimentos e Participações, Farmasa, BR Properties and Americanas.com. He is a board member of several non-profit entities, such as Fundação Bienal de São Paulo and COPPEAD-UFRJ. Mr. Lambranho holds a bachelor’s degree in civil engineering from the Universidade Federal do Rio de Janeiro and a Msc degree in business administration from COPPEAD-UFRJ. He also completed the Owner President Management Program at the Harvard Business School. Mr. Lambranho’s education, investment experience and experience serving on boards make him an ideal candidate to be the Chairman of our board of directors.

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Christopher Brotchie

Mr. Brotchie has been a member of our Board since May 2015. He serves as a Director on the Boards of Baring Private Equity International Ltd, Baring Private Equity Group Ltd, SWICORP Ltd (Riyadh), Firmdale Hotel Holdings Ltd (London) and Bolero International Ltd (London). He is a member of the Investment Committees of Baring Vostok Capital Partners (Moscow), ICentis Capital (Warsaw) and Intaj II (MENA) private equity funds. He is a member of the Advisory Council’s of Baring Private Equity Partners Asia (Hong Kong), GP Investments, Ltd., ICentis Capital (Warsaw), Triton Capital Partners (Frankfurt & Stockholm) and the Pacific Pensions Institute (San Francisco). Mr. Brotchie’s private equity career started in 1986 when he joined Baring Private Equity Partners in Germany. As a Senior Partner, he was responsible for starting Baring Private Equity’s businesses first in Germany (1986 to 1995) and Asia (1995 to 2000) based in Singapore. After 18 years with the firm, he retired in March 2004 as Chief Executive Officer of the Baring Private Equity Partners Group and Member of the Management Council of the ING Group. He holds a Bachelor of Technology degree, with honours from Brunel University and is a Chartered Engineer. He is a winner of the Society of British Aerospace Companies John de Havilland Award and Fellow of the Royal Society of Arts. Mr. Brotchie is well qualified to serve as a director due to his expansive career in private equity, business contacts and financial acumen.

Alexandre Hohagen

Mr. Hohagen has been a member of our Board since December 2015. Mr. Hohagen is an investor and board advisor with more than 20 years of experience in technology and media in Latin America and United States Hispanics. Until June 2015, Mr. Hohagen was the Vice President for Facebook in Latin America & United States Hispanics, a position he held since February 2011. Before Facebook, Mr. Hohagen was responsible for initiating Google’s operations in the Latin America. Between 2005 and 2011, Mr. Hohagen led Google’s operations in more than 20 countries in Latin America. Mr. Hohagen also previously held the position of Head of Global Sales in the U.S. and vice president of advertising and e-commerce for UOL (Universo Online). He was also previously General Manager for HBO in Brazil, where he led the commercial area of the premium channels (HBO, Warner). Mr. Hohagen previously worked for Dow Chemical Company, Boehringer Ingelheim and ABN Amro Bank. Mr. Hohagen serves on the board of directors of Estácio Participações S.A. Mr. Hohagen has a degree in journalism and advertising from FIAM, a master’s degree in Human Resources from University of Sao Paulo and has attended people management courses at IMD (Switzerland), FGV (Brazil) and IIHR (Netherlands). Mr. Hohagen is well qualified to serve as a director due to his leadership experience and business acumen.

Fernando d’Ornellas Silva

Mr. d’Ornellas Silva has been a member of our Board since May 2015. He currently serves as a Director on the Boards of Meliá Hotels International SA and Dinamia Capital Privado SCR SA, and on the Supervisory Board of Willis Iberia. Mr. d’Ornellas is an advisor for Spain and Latam of Mitsubishi Corporation and a senior advisor of Spain and Latam for Lazard. Mr. d’Ornellas Silva was previously employed as Chairman by Berge Automoción, he was also the Managing Director of Bergé Group until 2012. He has also held the positions of Deputy Financial Manager of Johnson & Johnson Spain, Financial Director of Toyota Spain and Managing Director of Chrysler Spain. Mr. d’Ornellas was also Vice Chairman for Skberge Latinoamérica and of Mitsubishi Motors Chile, and Chairman of Mitsubishi Motors Peru, KIA Argentina, Peru and Portugal, Chrysler Colombia and Chry Portugal. He has also served on the boards of Endesa S.A. and Endesa Chile. Mr. d’Ornellas was a Vice Chairman of the Spanish Import Automobile Association, and a member of the Business Councils Spain-China, Spain-Japan. He is also a member of the International Advisory Board of the Hispanic Society of America. Mr. d’Ornellas graduated in Law and Economics from Madrid’s Universidad Pontificia Comillas (ICADE E-3) and holds an MBA from IESE (International Section). Mr. d’Ornellas is well qualified to serve as a director due to his leadership experience, financial expertise and his extensive business acumen.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. d’Ornellas Silva, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Brotchie and Mr. Hohagen, will expire at the second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Bonchristiano and Mr. Lambranho, will expire at the third annual meeting of shareholders.

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Our officers are appointed by our Board and serve at the discretion of our Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers shall consist of a Chief Executive Officer and a Secretary, and may consist of a Chairman of the Board, Vice Chairman of the Board, one or more Presidents, a Chief Financial Officer, a Treasurer, Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and any such other officers as may be determined by our Board.

Director Independence

NASDAQ listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Fersen Lamas Lambranho, Christopher Brotchie, Fernando d’Ornellas Silva and Alexandre Hohagen are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

Other than as described below, none of GPIA’s executive officers or directors has received any cash compensation for services rendered on behalf of GPIA to date. GPIA is not party to any agreements with its executive officers and directors that provide for benefits upon termination of employment or service.

After the completion of our business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of a proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of our Board

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) require that the audit committee and compensation committee of a listed company be comprised solely of independent directors. Although, we do not believe a compensation committee is necessary prior to our business combination as there will be no salary, fees, or other compensation being paid to our officers or directors prior to our business combination other than as disclosed in the prospectus, dated May 19, 2015, associated with our initial public offering (“Initial Public Offering”) on a registration statement filed with the Securities and Exchange Commission on Form S-1 (File No. 333-203500) that became effective on May 19, 2015, we have established one in order to comply with NASDAQ listing standards.

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Audit Committee

We established an audit committee of our Board in connection with our Initial Public Offering. Mr. Brotchie, Mr. d’Ornellas and Mr. Hohagen serve as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have three members of the audit committee, all of whom must be independent. Mr. Brotchie, Mr. d’Ornellas and Mr. Hohagen are independent.

Each member of the audit committee is financially literate and our Board has determined that Mr. Brotchie qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the audit committee include:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•	obtaining a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of our audit committee charter is available, free of charge, from the Company by writing to the Company’s Chairman, Fersen Lamas Lambranho, c/o GP Investments Acquisition Corp.., 150 E. 52nd Street, Suite 5003, New York, NY 10022. We have attached a copy of our audit committee charter as Exhibit A to this proxy statement.

Compensation Committee

We established a compensation committee of our Board in connection with our Initial Public Offering. The members of our compensation committee are Mr. Brotchie, Mr. d’Ornellas, and Mr. Hohagen, who serves as chairman of the compensation committee. We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

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•	reviewing and approving the compensation of all of our other executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee is required to consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of our compensation committee charter is available, free of charge, from the Company by writing to the Company’s Chairman, Fersen Lamas Lambranho, c/o GP Investments Acquisition Corp.., 150 E. 52nd Street, Suite 5003, New York, NY 10022. We have attached a copy of our compensation committee charter as Exhibit B to this proxy statement.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: an audit committee and a compensation committee. Each of the standing committees of our Board is comprised entirely of independent directors.

During the period from January 28, 2015 (inception) through December 31, 2015:

•	our Board held five meetings;

•	our audit committee held four meetings; and

•	our compensation committee did not hold a meeting.

Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which he is a member held during the period such incumbent director was a director during the period from January 28, 2015 (inception) through December 31, 2015.

We encourage all of our directors to attend our annual meetings of shareholders. This Annual Meeting will be our first annual meeting of shareholders.

Director Nominations

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the NASDAQ Rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Mr. Brotchie, Mr. d’Ornellas and Mr. Hohagen. In accordance with Rule 5605(e)(1)(A) of the NASDAQ Rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

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The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in Article 19 of our amended and restated memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and the ability to represent the best interests of our shareholders.

Code of Ethics and Audit and Compensation Committee Charters

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement associated with our Initial Public Offering. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Audit Committee Report

Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16, “Communications with Audit Committees,” referred to as PCAOB Audit Standard No. 16. Additionally, our audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements for the years ended December 31, 2014 and December 31, 2015 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Christopher Brotchie

Fernando d’Ornellas Silva

Alexandre Hohagen

Involvement in Certain Legal Proceedings

To the knowledge of the Company, during the last ten years, none of the Company’s directors, executive officers and nominees has:

•	had a petition filed under the bankruptcy or insolvency laws, or had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in respect of a company in which the director, executive officer or nominee of the Company was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses;

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•	been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	been found by a court of competent jurisdiction in a civil action, the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated; or

•	been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Material Proceedings

There are no material proceedings to which any director or executive officer of the Company or any of their respective associates is a party adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are require by regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such forms furnished to us, or written representations that no Forms 5 were required, we believe that, during the period from January 28, 2015 (inception) through December 31, 2015, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with.

Procedures for Contacting Directors

Our Board has established a process for shareholders to send communications to our Board. Shareholders may communicate with our Board generally or a specific director at any time by writing to the Company’s Chairman, Fersen Lamas Lambranho, c/o GP Investments Acquisition Corp.., 150 E. 52nd Street, Suite 5003, New York, NY 10022. We review all messages received, and forward any message that reasonably appears to be a communication from a shareholder about a matter of shareholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of shareholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of shareholder interest are not forwarded to our Board.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

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•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience which that director has.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. In addition, conflicts of interest may arise when our board evaluates a particular business opportunity with respect to the above-listed criteria. We cannot assure you that any of the above mentioned conflicts will be resolved in our favor. Furthermore, each of our officers and directors has pre-existing fiduciary obligations to other businesses of which they are officers or directors. To the extent they identify business opportunities which may be suitable for the entities to which they owe pre-existing fiduciary obligations, our officers and directors will honor those fiduciary obligations, subject to their fiduciary duties under Cayman Islands law.

After our business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

You should also be aware of the following other potential conflicts of interest:

•	Each of our officers and directors has agreed not to participate in the formation of, or become an officer or director of, any other blank check company unless we have failed to complete our business combination within the required timeframe. Such restriction does not preclude our Sponsor from pursuing limited partnership interests in asset management companies.

•	None of our officers or directors is required to commit any specific minimum amount of time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•	In the course of their other business activities, our officers and directors may become aware of investment and business opportunities that may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

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•	Our Sponsor purchased Ordinary Shares in a private placement prior to our Initial Public Offering (the “Founder Shares”). Our Sponsor also purchased warrants in a private placement (the “Private Placement Warrants”) that closed simultaneously with the closing of our Initial Public Offering. Our Sponsor has agreed to waive its redemption rights with respect to its Founder Shares and Public Shares in connection with the consummation of our business combination. Additionally, our Sponsor has agreed to waive its redemption rights with respect to its Founder Shares if we fail to consummate our business combination within 24 months after the closing of our Initial Public Offering. If we do not complete our business combination within such applicable time period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of our Public Shares, and the Private Placement Warrants will expire worthless. On May 19, 2015, the Founder Shares were placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions, these shares will not be transferred, assigned or sold until released from escrow on the date that is one year after the date of the consummation of our business combination or earlier if, subsequent to our business combination, (i) the last sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our business combination or (ii) we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property. With certain limited exceptions, the Warrants and the Ordinary Shares underlying such Warrants will not be transferable, assignable or saleable until 30 days after the completion of our business combination. Accordingly, our officers and directors who directly or indirectly own Founder Shares or Private Placement Warrants may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our business combination.

•	Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our business combination.

The conflicts described above may not be resolved in our favor.

Accordingly, as a result of multiple business affiliations, our officers and directors may have similar legal obligations relating to presenting business opportunities meeting the above-listed criteria to multiple entities. Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

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Individual	Entity	Entity’s Business	Affiliation
Antonio Bonchristiano	GP Investments, including certain affiliates	Investment Firm	CEO, Director
	GP Advisors	Investment Manager	Director
	AMBEV	Brewing Company	Director

Fersen Lamas Lambranho	GP Investments, including certain affiliates	Investment Firm	CEO, Chairman
	Centauro	Sporting Goods Retailer	Director
	BRZ Investimentos	Asset Management	Director
	GP Advisors	Investment Manager	Director
	Magnesita	Mining and Production of Refractory Materials	Director, Chairman
	SPICE Private Equity Ltd.	Private Equity and Venture Capital Firm	Director

Christopher Brotchie	BPEP International Ltd., UK	Private Equity and Venture Capital Firm	Director
	Baring Private Equity Group Ltd., UK	Private Equity and Venture Capital Firm	Director
	SWICORP Company, Saudi Arabia	Private Equity and Asset Management	Director
	Firmdale Holdings Ltd., UK	Hotel Group	Director
	Bolero International Ltd., UK	Cloud-based Financial Software	Director
	Bolero Net Ltd, UK	Financial Software	Director
	Laurel House Advisors Ltd, UK	Strategic Advisory Services	Director
	Hollybau GmbH, Germany	Strategic Advisory Services	Co-Managing Director
	GP Investments Ltd., Bermuda	Private Equity	Advisory Board Chairman
	SPICE Private Equity Ltd.	Private Equity and Venture Capital Firm	Chairman
	Baring Vostok Funds Guernsey	Private Equity Funds	Director and Member of Investment Committee
	Intaj II, Tunisia	Private Equity Funds	Independent Member of Investment Committee

Fernando d’Ornellas Silva	Melia Hotels International	Hotel Group	Director
	Dinamia	Private Equity Investment Firm	Director
	Lazard	Asset Management	Senior Advisor, Spain and Latam
	Mitsubishi Corporation	Automobile Manufacturer	Advisor for Spain and Latam
	Willis Iberia	Risk Advisors and Insurance Consultants	Member of Supervisory Board.

Alexandre Hohagen	Nobox	Digital Marketing	Chief Executive Officer

An affiliate of GP Investments may include a portfolio company in which GP Investments is invested, directly or indirectly, through its investment company or by a fund managed by GP Investments. The portfolio companies noted above include SPICE, Magnesita and Centauro. SPICE Private Equity Ltd. is a private equity and venture capital firm specializing in fund of funds and direct investments. Magnesita is a Brazilian company devoted to mining, production and marketing of a broad range of refractory materials. Centauro is the largest chain of sporting goods retailers in Latin America. The other entities are affiliates of GP Investments. GP Advisors is an investment manager which searches for private equity opportunities mostly in Asia, Africa and Latin America. BRZ Investimentos is one of the largest independent asset management firms for institutional investors in Brazil and is focused primarily on investments in Brazil.

We do not believe, however, that any of the foregoing fiduciary duties or contractual obligations will materially affect our ability to complete our business combination because we are focused on identifying and completing a business combination with one or more businesses in the United States or Europe that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the business combination, whereas the other entities controlled by GP Investments which our executive officers and directors currently have fiduciary duties or contractual obligations to either (i) are not seeking transactions with businesses outside of emerging markets, or (ii) do not have the financial capacity or mandate to engage in a business combination transaction having the fair market value required for our business combination. To further minimize conflicts of interest, we have agreed with GP Investments that, directly or indirectly through its affiliates, it will only pursue transactions in the United States or Europe that (i) focus on liquid minority stakes not representing more than five percent of the total outstanding shares of the any target company, therefore being treated as financial investments instead of a relevant equity investment or (ii) involve asset management firms, listed investment companies and insurance and reinsurance underwriters and brokers.

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Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We may purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have no compensation plans under which equity securities are authorized for issuance.

The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of December 2, 2016 based on information obtained from the persons named below, with respect to the beneficial ownership of Ordinary Shares, by:

•	each person known by us to be the beneficial owner of more than 5% of the 21,562,500 outstanding Ordinary Shares;

•	each of our executive officers and directors that beneficially owns Ordinary Shares; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of December 2, 2016.

	Beneficial Ownership of Ordinary Shares
Name and Address of Beneficial Owner(1)	Number	Percent of Class
GPIAC, LLC(2)	4,252,500	19.7%
Polar Asset Management Partners Inc.(3)	2,247,334	10.4%
Davidson Kempner Capital Management LP(4)	1,400,000	6.5%
TD Asset Management Inc.(5)	1,380,800	6.4%
Arrowgrass Capital Partners (US) LP(6)	1,312,500	6.1%
Silver Rock Financial GP LLC(7)	1,250,000	5.8%

Current Directors and Executive Officers:
Christopher Brotchie(8)	20,000	*
Fernando d’Ornellas Silva(8)	20,000	*
Alexandre Hohagen(9)	20,000	*
Antonio Bonchristiano	—	—
Fersen Lamas Lambranho	—	—
All directors and executive officers as a group (5 individuals)	60,000	0.3%

*	Less than one percent.

(1)	This table is based on 21,562,500 Ordinary Shares outstanding as of December 2, 2016. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares. Unless otherwise indicated, the business address of each of the directors and executive officers in this table is 150 E. 52nd Street, Suite 5003, New York, New York 10022.

(2)	Our Sponsor is GPIA, Ltd. The sole member of GPIAC, LLC is GPIC, Ltd. Mr. Alvario Lopes da Silva Neto is an officer of our Sponsor and has sole voting and investment power over the shares held by our Sponsor. GPIAC, LLC is controlled by GP Investments. Accordingly each of the foregoing entities and persons may be deemed to share beneficial ownership of such Ordinary Shares. The business address of GPIAC, LLC is 4001 Kennett Pike, Suite 302, Wilmington, Delaware 19807. The business address of GP Investments and our Sponsor is 129 Front Street HM12, Suite 4, Penthouse, Hamilton, Bermuda. The business address of Mr. Alvaro Lopes da Silva Neto is 150 E 52nd Street, Suite 5003, New York, NY 10022. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on February 5, 2016.

(3)	The business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on June 10, 2016.

(4)	Each of Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., Davidson Kempner International, Ltd., Davidson Kempner Capital Management LP, Thomas L. Kempner and Jr., Robert J. Brivio, Jr. may be deemed to share beneficial ownership of some or all of such Ordinary Shares. Thomas L. Kempner, Jr. and Robert J. Brivio, Jr., through Davidson Kempner Capital Management L.P., are responsible for the voting and investment decisions relating to the securities held by Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P. and DKIP and Davidson Kempner International, Ltd. The business address of the foregoing entities and individuals is 520 Madison Avenue, 30th Floor, New York, NY 10022. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on June 1, 2015.

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(5)	TD Asset Management Inc. beneficially owns 1,378,900 Ordinary Shares and TDAM USA Inc. beneficially owns 1,900 Ordinary Shares, collectively they may be deemed to beneficially own 1,380,800 Ordinary Shares. The business address of TD Asset Management Inc. and TDAM USA Inc. is 161 Bay Street, 35th Floor, Toronto, Ontario M5J 2T2. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on February 8, 2016.

(6)	The business address of Arrowgrass Capital Partners (US) LP. is 1330 Avenue of the Americas, 32nd Floor, New York, NY 10019. Arrowgrass Capital Services (US) Inc. serves as the general partner of Arrowgrass Capital Partners (US) LP. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on February 16, 2016.

(7)	Silver Rock Financial LP (“SRF-LP”) has the exclusive power to vote and dispose of the 1,250,000 Ordinary Shares of GPIA referred to above. Mr. Carl Meyer is the sole member of Silver Rock Financial GP LLC (“SRF-GP”) and, as a result, controls the investment activities of SRF-GP and SRF-LP. The business address of the foregoing entities and individuals is 1250 Fourth Street, Suite 550, Santa Monica, CA 90401. Information regarding this beneficial owner is furnished in reliance upon its Schedule 13G filed with the SEC on June 21, 2016.

(8)	Based on information contained in a Form 3 filed on May 19, 2015.

(9)	Based on information contained in a Form 3 filed on December 28, 2015.

Transfers of Founder Shares and Private Placement Warrants

Following the Initial Public Offering, the Founder Shares and Private Placement Warrants were placed into a segregated escrow account maintained by Continental Stock Transfer & Trust Company acting as escrow agent pursuant to an escrow agreement between the Company, our Sponsor and the holders of the Founder Shares and Private Placement Warrants, and the escrow agent. While in escrow, such securities may not be sold, transferred or disposed of during the escrow period applicable to such securities. The applicable escrow period for the Founder Shares is the earlier of (x) one year after the completion of our business combination or earlier if, subsequent to our business combination, the last sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction after our business combination that results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

The applicable escrow period for the private placement warrants is 30 days following the completion of our business combination.

Additionally, in the event of (i) our liquidation prior to the completion of our business combination or (ii) the completion of a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to our completion of our business combination, the escrow period shall terminate. However, such securities may be transferred within the escrow to certain permitted transferees. Permitted transfers include: (a) transfers to our officers or directors, any affiliates or family members of any of our officers or directors, any members of our Sponsor or their affiliates, or any affiliates of our Sponsor, (b) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, transfers pursuant to a qualified domestic relations order; (e) transfers by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (f) transfers by virtue of the laws of Bermuda or our Sponsor’s limited liability company agreement upon dissolution of our Sponsor; (g) transfers in the event of our liquidation prior to our completion of an business combination; and (h) in the event of our completion of a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to our completion of our business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

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Private Placement Warrants

Simultaneously with the Initial Public Offering, the Sponsor purchased an aggregate of 6,062,500 Private Placement Warrants at a purchase price of $1.00 per warrant in a private placement. Each Private Placement Warrant is exercisable to purchase one Ordinary Share at $11.50 per share. The proceeds from the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in a trust account with Continental Stock Transfer & Company acting as trustee (the “Trust Account”). If the Company does not complete a business combination within 24 months from the closing of the Initial Public Offering (the “Combination Period”), the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions with respect to the Private Placement Warrants.

Registration Rights

The holders of the Founder Shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans (as defined below) (and any Ordinary Shares issuable upon the exercise of the private placement warrant and warrants that may be issued upon conversion of Working Capital Loans) are entitled to registration rights pursuant to a registration rights agreement entered into as of May 19, 2015, among the Company, the Sponsor and GPIAC, LLC, a company whose sole member is the Sponsor and the other parties thereto, which we will refer to as the “registration rights agreement”. The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (a) in the case of the Founder Shares, one year after the date of the consummation of our business combination or earlier if, subsequent to our business combination, (i) the last sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after our business combination or (ii) we consummate a subsequent liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; and (b) in the case of the private placement warrants and the respective Ordinary Shares underlying such warrants, 30 days after the completion of our business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

In connection with our Sponsor’s equity commitment, the Company, our Sponsor and GPIAC, LLC agreed that the securities issued to our Sponsor upon the funding of its equity commitment will be deemed “Registrable Securities” under the registration rights agreement and the Company, our Sponsor and GPIAC, LLC agree to take all such actions as may be necessary to amend the registration rights as of the funding of the commitment to memorialize such treatment.

Promissory Note

The Company entered into a promissory note with the Sponsor, pursuant to which the Sponsor loaned the Company $100,000 (“Promissory Note”) to be used for the payment of costs associated with the Initial Public Offering. The Promissory Note was non-interest bearing, unsecured and due on the earlier of December 31, 2015 or the closing of the Initial Public Offering. The Promissory Note was repaid upon the consummation of the Initial Public Offering.

In order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company would repay the Working Capital Loans out of the proceeds held in the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Up to $1,000,000 of Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On March 2, 2015, the Company issued 4,312,500 Ordinary Shares to GPIAC, LLC, a company whose sole member is the Sponsor, for an aggregate purchase price of $25,000. The 4,312,500 Founder Shares included an aggregate of up to 562,500 shares subject to forfeiture by the initial shareholders (or their permitted transferees) on a pro rata basis depending on the extent to which the underwriter’s over-allotment was exercised. As a result of the underwriter’s election to exercise its full over-allotment option to purchase 2,250,000 Units on May 26, 2015, 562,500 Founder Shares were no longer subject to forfeiture. The Founder Shares are identical to the Public Shares included in the Units sold in the Initial Public Offering, except that (1) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (2) the initial shareholders have agreed (i) to waive their redemption rights with respect to the Founder Shares and Public Shares purchased during or after the Initial Public Offering in connection with the completion of a business combination and (ii) to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if the Company fails to complete a business combination within the Combination Period.

Simultaneously with the Initial Public Offering, the Sponsor purchased an aggregate of 6,062,500 Private Placement Warrants at a purchase price of $1.00 per warrant in a private placement. Each Private Placement Warrant is exercisable to purchase one Ordinary Share at $11.50 per share. The proceeds from the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a business combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the redemption of the Company’s Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless. There will be no redemption rights or liquidating distributions with respect to the Private Placement Warrants.

Commencing on May 19, 2015, the Company agreed to pay an affiliate of the Sponsor a monthly fee of $10,000 for office space, utilities, secretarial support and general and administrative services. For the period ended December 31, 2015, the Company incurred $80,000 of administrative service fees, of which $10,000 is payable and included in accounts payable and accrued expenses in the accompanying balance sheet as of December 31, 2015. For the nine months ended September 30, 2016 and for the period from January 28, 2015 (inception) through September 30, 2015, the Company incurred $90,000 and $50,000, respectively, of administrative service fees, of which $30,000 is payable and included in accounts payable and accrued expenses in the Company’s condensed balance sheet as of September 30, 2016. Upon completion of our business combination or our liquidation, we will cease paying these monthly fees.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews, on a quarterly basis, all payments that were made to our Sponsor, officers, directors or our or their affiliates and determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In May 2016, the Sponsor committed to provide loans to the Company up to an aggregate of $500,000 in order to finance transaction costs in connection with a business combination. In November 2016, the Company amended the previous commitment such that the Sponsor has committed to provide loans to the Company up to a total aggregate amount of $1,900,000. The loans are evidenced by a promissory note, are non-interest bearing, unsecured and will only be repaid upon the completion of a business combination. As of September 30, 2016, $1,192,636 was outstanding under the loans.

Other than as described above, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, make Working Capital Loans to the Company as may be required. If the Company completes a business combination, the Company would repay the Working Capital Loans out of the proceeds held in the Trust Account released to the Company.

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In the event that a business combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Up to $1,000,000 of Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. The terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to the Working Capital Loans.

Related Party Policy

Prior to the consummation of our Initial Public Offering, we adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that adopted prior to the consummation of our Initial Public Offering was filed as an exhibit to the registration statement relating to our Initial Public Offering.

In addition, our audit committee, pursuant to a written charter is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. A form of the audit committee charter that we plan to adopt prior to the consummation of our Initial Public Offering is filed as an exhibit to the registration statement relating to our Initial Public Offering. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate a business combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm which is a member of FINRA that a business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made to our Sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of a business combination, other than the following payments, none of which will be made from the proceeds of our offering held in the Trust Account prior to the completion of a business combination:

•	repayment of a loan and advances of an aggregate of $100,000 made to the Company by the Sponsor;

•	repayment of an advance of $86,321 to our Sponsor; payment to an affiliate of the Sponsor for office space, utilities and secretarial support for a total of $10,000 per month; and

•	reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and consummating a business combination, and repayment of loans, if any, and on such terms as to be determined by the Company from time to time, made by the Sponsor or certain of the Company’s officers and directors to finance transaction costs in connection with an intended business combination, provided, that, if the Company does not consummate a business combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment.

Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

Fees for professional services provided by our independent registered public accounting firm since inception include:

For the Period January 28, 2015 (Inception) through December 31, 2015
Audit Fees(1)	$93,078
Audit-Related Fees(2)	$—
Tax Fees(3)	$—
All Other Fees(4)	$—
Total fees:	$93,078

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP, our independent registered public accounting firm, in connection with regulatory filings.

(2)	Audit-Related Fees. Audit-related fees may consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services may include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not receive audit-related services that are not reported as audit fees during the period from January 28, 2015 (inception) through December 31, 2015.

(3)	Tax Fees. Tax fees may consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. During the period from January 28, 2015 (inception) through December 31, 2015, Marcum LLP, our independent registered public accounting firm, did not render any fees for tax services to us.

(4)	All Other Fees. All other fees consist of fees billed for all other services. During the period from January 28, 2015 (inception) through December 31, 2015, there were no fees billed for services provided by our independent registered public accounting firm other than those set forth above.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee, on at least an annual basis, reviews audit and non-audit services performed by Marcum LLP as well as the fees charged by Marcum LLP for such services. Our policy is that all audit and non-audit services must be pre-approved by the audit committee. All of such services and fees were pre-approved during the period from January 28, 2015 (inception) through December 31, 2015.

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PROPOSALS TO BE CONSIDERED BY SHAREHOLDERS

PROPOSAL ONE — ELECTION OF ONE CLASS A DIRECTOR

Our amended and restated memorandum and articles of association provides for a Board classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Mr. d’Ornellas Silva is nominated for election at this Annual Meeting of shareholders, as the director in Class A, to hold office until the annual meeting of shareholders in 2019, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as director of the nominee unless the nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by our Board. We have no reason to believe the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the nominee to serve as the Class A director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”

Required Vote

The approval of the nomination of the director requires the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the election to our Board of the abovementioned nominee.

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PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the shareholders to ratify our audit committee’s selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote.

Marcum LLP has audited our financial statements for the period from January 28, 2015 (inception) through December 31, 2015. A representative of Marcum LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from shareholders. The following is a summary of fees paid or to be paid to Marcum LLP for services rendered in fiscal year 2015.

Audit Fees. During the period from January 28, 2015 (inception) through December 31, 2015, audit fees for our independent registered public accounting firm were $93,078. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings.

Audit-Related Fees. We did not receive audit-related services that are not reported as audit fees during the period from January 28, 2015 (inception) through December 31, 2015.

Tax Fees. During the period from January 28, 2015 (inception) through December 31, 2015, Marcum LLP did not render any fees for tax services to us.

All Other Fees. We did not pay Marcum LLP for any other services for the period from January 28, 2015 (inception) through December 31, 2015.

Our audit committee has determined that the services provided by Marcum LLP are compatible with maintaining the independence of Marcum LLP as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee has approved all of the foregoing services. Our audit committee will pre-approve all future auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).

Vote Required

Approval of the proposal to ratify the selection of Marcum LLP as our independent registered public accounting firm requires the affirmative vote for the proposal by the holders of a majority of the then outstanding Ordinary Shares who, being present and entitled to vote at the Annual Meeting (in person or by proxy), vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Recommendation

Our Board recommends a vote “FOR” the ratification of the selection by our audit committee of Marcum LLP as our independent registered public accounting firm.

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OTHER MATTERS

Submission of Shareholder Proposals for the 2017 Annual Meeting

We anticipate that the 2017 annual meeting of shareholders will be held no later than December 31, 2017. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2017 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our amended and restated memorandum and articles of association. Assuming the meeting is held on December 30, 2017, such proposals must be received by the Company at its offices at 150 E. 52nd Street, Suite 5003, New York, NY 10022 no later than November 13, 2017 and no earlier than October 14, 2017.

In addition, Article 19.8 of our amended and restated memorandum and articles of association provides notice procedures for shareholders to nominate candidates for election as directors at an annual general meeting or to propose business to be considered by shareholders at an annual general meeting. To be timely, a shareholder’s notice must be delivered to us at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting. The Chairman of our Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures. Assuming the meeting is held on December 30, 2017, such proposals must be received by the Company at its offices at 150 E. 52nd Street, Suite 5003, New York, NY 10022 no later than October 1, 2017 and no earlier than September 1, 2017.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 150 E. 52nd Street, Suite 5003, New York, NY 10022, to inform us of his or her request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Antonio Bonchristiano, the Company’s Chief Executive Officer and Chief Financial Officer, at GP Investments Acquisition Corp., 150 E. 52nd Street, Suite 5003, New York, NY 10022.

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EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
GP INVESTMENTS ACQUISITION CORP.
ADOPTED AS OF MAY 7, 2015

I.	PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of GP Investments Acquisition Corp. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and its subsidiaries and the audits of the financial statements of the Company.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more independent directors of the Company, as determined from time to time by the Board; provided, that, until the 90th day following the Company’s initial public offering, two members of the Committee may not be “independent directors,” and until the one year anniversary of the Company’s initial public offering, one member of the Committee may not be an “independent director.” Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of The NASDAQ Stock Market, Inc. (“NASDAQ”), and any additional requirements that the Board deems appropriate.

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. In addition, at least one member of the Committee must be designated by the Board to be the “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”) pursuant to the Sarbanes-Oxley Act of 2002 (the “Act”).

III.	MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less frequently than once every fiscal quarter. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best address, react or respond to changing circumstances or conditions. The following duties and responsibilities are within the authority of the Committee and the Committee shall, consistent with and subject to applicable law and rules and regulations promulgated by the SEC, NASDAQ, or any other applicable regulatory authority:

Selection, Evaluation, and Oversight of the Auditors

(a)           Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee (the registered public accounting firm engaged for the purpose of preparing or issuing an audit report for inclusion in the Company’s Annual Report on Form 10-K is referred to herein as the “independent auditors”);

A-1

(b)           Review and, in its sole discretion, approve in advance the Company’s independent auditors’ annual engagement letter, including the proposed fees contained therein, as well as all audit and, as provided in the Act and the SEC rules and regulations promulgated thereunder, all permitted non-audit engagements and relationships between the Company and such independent auditors (which approval should be made after receiving input from the Company’s management, if desired). Approval of audit and permitted non-audit services will be made by the Committee or by one or more members of the Committee as shall be designated by the Committee/the chairperson of the Committee and the persons granting such approval shall report such approval to the Committee at the next scheduled meeting;

(c)           Review the performance of the Company’s independent auditors, including the lead partner of the independent auditors, and, in its sole discretion (subject, if applicable, to shareholder ratification), make decisions regarding the replacement or termination of the independent auditors when circumstances warrant;

(d)           Evaluate the independence of the Company’s independent auditors by, among other things:

(i)	obtaining and reviewing from the Company’s independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard 1;

(ii)	actively engaging in a dialogue with the Company’s independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

(iii)	setting clear hiring policies for employees or former employees of the Company’s independent auditors;

(iv)	taking, or recommending that the Board take, appropriate action to oversee the independence of the Company’s independent auditors;

(v)	monitoring compliance by the Company’s independent auditors with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

(vi)	monitoring compliance by the Company of the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

(vii)	engaging in a dialogue with the independent auditors to confirm that audit partner compensation is consistent with applicable SEC rules;

Oversight of Annual Audit and Quarterly Reviews

(e)           Review and discuss with the independent auditors their annual audit plan, including the timing and scope of audit activities, and monitor such plan’s progress and results during the year;

(f)           Review with management and the Company’s independent auditors the following information which is required to be reported by the independent auditor:

(i)	all critical accounting policies and practices to be used;

(ii)	all alternative treatments of financial information that have been discussed by the independent auditors and management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;

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(iii)	all other material written communications between the independent auditors and management, such as any management letter and any schedule of unadjusted differences; and

(iv)	any material financial arrangements of the Company which do not appear on the financial statements of the Company;

(g)           Resolve all disagreements between the Company’s independent auditors and management regarding financial reporting;

Oversight of Financial Reporting Process and Internal Controls

(h)           Review:

(i)	the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget, compensation and staffing of the Company’s internal audit function, through inquiry and discussions with the Company’s independent auditors and management; and

(ii)	the Committee’s level of involvement and interaction with the Company’s internal audit function, including the Committee’s line of authority and role in appointing and compensating employees in the internal audit function;

(i)           Review with the chief executive officer, chief financial officer and independent auditors, periodically, the following:

(i)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting;

(j)           Discuss guidelines and policies governing the process by which senior management of the Company assess and manage the Company’s exposure to risk, as well as the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(k)           Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to appropriate personnel;

(l)           Receive periodic reports from the Company’s independent auditors, management and director of the Company’s internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company;

(m)           Review and discuss with the independent auditors the results of the year-end audit of the Company, including any comments or recommendations of the Company’s independent auditors and, based on such review and discussions and on such other considerations as it determines appropriate, recommend to the Board whether the Company’s financial statements should be included in the Annual Report on Form 10-K;

(n)           Establish and maintain free and open means of communication between and among the Committee, the Company’s independent auditors and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis;

(o)           Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally (i.e., discussion of the types of information to be disclosed and type of presentations to be made), and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance);

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Miscellaneous

(p)           Establish and implement policies and procedures for the Committee’s review and approval or disapproval of proposed transactions or courses of dealings with respect to which executive officers or directors or members of their immediate families have an interest (including all transactions required to be disclosed by Item 404(a) of Regulation S-K);

(q)           Meet periodically with outside counsel when appropriate, to review legal and regulatory matters, including (i) any matters that may have a material impact on the financial statements of the Company and (ii) any matters involving potential or ongoing material violations of law or breaches of fiduciary duty by the Company or any of its directors, officers, employees, or agents or breaches of fiduciary duty to the Company;

(r)           Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement;

(s)           Review the Company’s policies relating to the ethical handling of conflicts of interest and review past or proposed transactions between the Company and members of management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets. The Committee shall consider the results of any review of these policies and procedures by the Company’s independent auditors;

(t)           Review and approve in advance any services provided by the Company’s independent auditors to the Company’s executive officers or members of their immediate family;

(u)           Review the Company’s program to monitor compliance with the Company’s Code of Conduct, and meet periodically with the Company’s Compliance Committee to discuss compliance with the Code of Conduct;

(v)           Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

(w)           Establish procedures for the receipt, retention and treatment of reports of evidence of a material violation made by attorneys appearing and practicing before the SEC in the representation of the Company or any of its subsidiaries, or reports made by the Company’s chief executive officer or general counsel in relation thereto;

(x)           Approve reimbursement of expenses incurred by management in connection with certain activities on the Company’s behalf, such as identifying potential target businesses;

(y)           Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company;

(z)           Review and assess the adequacy of this Charter on an annual basis; and

(aa)         Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

V.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other consultants or advisers as it deems necessary.

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* * *

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit, or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary.

Nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

* * *

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EXHIBIT B

CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS OF GP INVESTMENTS ACQUISITION CORP.
ADOPTED AS OF MAY 7, 2015

I.	PURPOSE OF THE COMMITTEE

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of GP Investments Acquisition Corp. (the “Company”) shall be to oversee the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, and its incentive-compensation and equity-based plans; to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”); to prepare the Compensation Committee Report as required by the rules of the SEC; and to perform such further functions as may be consistent with this Charter or assigned by applicable law, the Company’s amended and restated memorandum and articles of association or the Board.

II.	COMPOSITION OF THE COMMITTEE

The Committee shall consist of three or more directors of the Company as determined from time to time by the Board. Each member of the Committee shall be qualified to serve on the Committee pursuant to the requirements of the NASDAQ Stock Market (the “NASDAQ”), and any additional requirements that the Board deems appropriate. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. All members of the Committee shall qualify as “independent directors” under NASDAQ Rule 5605(d)(2) for purposes of the NASDAQ listing standards, as such standards may be changed from time to time; provided, however, that membership on the Committee may be phased-in in accordance with NASDAQ Rule 5615(b)(1).

The chairperson of the Committee shall be designated by the Board, provided that if the Board does not so designate a chairperson, the members of the Committee, by a majority vote, may designate a chairperson.

Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

III.	MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall meet as often as it determines necessary to carry out its duties and responsibilities, but no less than twice annually. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary, provided, that the Chief Executive Officer of the Company may not be present during any portion of a Committee meeting in which deliberation or any vote regarding his or her compensation occurs.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall maintain minutes of its meetings and records relating to those meetings and shall report regularly to the Board on its activities, as appropriate.

IV.	DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. Executive Compensation

The Committee shall have the following duties and responsibilities with respect to the Company’s executive compensation plans:

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(a)           To review at least annually the goals and objectives of the Company’s executive compensation plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b)           To review at least annually the Company’s executive compensation plans in light of the Company’s goals and objectives with respect to such plans, and, if the Committee deems it appropriate, adopt, or recommend to the Board the adoption of, new, or the amendment of existing, executive compensation plans.

(c)           To evaluate annually the performance of the Chief Executive Officer in light of the goals and objectives of the Company’s executive compensation plans, and, either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer’s compensation level based on this evaluation. In determining the long-term incentive component of the Chief Executive Officer’s compensation, the Committee shall consider factors as it determines relevant, which may include, for example, the Company’s performance and relative shareholder return, the value of similar awards to chief executive officers of comparable companies, and the awards given to the Chief Executive Officer of the Company in past years. The Committee may discuss the Chief Executive Officer’s compensation with the Board if it chooses to do so.

(d)           To evaluate annually the performance of the other executive officers of the Company in light of the goals and objectives of the Company’s executive compensation plans, and either as a Committee or together with the other independent directors (as directed by the Board), determine and approve the compensation of such other executive officers. To the extent that long-term incentive compensation is a component of such executive officer’s compensation, the Committee shall consider all relevant factors in determining the appropriate level of such compensation, including the factors applicable with respect to the Chief Executive Officer.

(e)           To evaluate annually the appropriate level of compensation for Board and Committee service by non-employee directors of the Company.

(f)           To review and approve any severance or termination arrangements to be made with any executive officer of the Company.

(g)           To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any executive compensation plan.

(h)           To review perquisites or other personal benefits to the Company’s executive officers and directors and recommend any changes to the Board.

(i)           To consider the results of the most recent shareholder advisory vote on executive compensation as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, to the extent the Committee determines it appropriate to do so, take such results into consideration in connection with the review and approval of executive officer compensation.

(j)           To review and discuss with management the Company’s CD&A, and based on that review and discussion, to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K.

(k)           To review compensation arrangements for the Company’s employees to evaluate whether incentive and other forms of pay encourage unnecessary or excessive risk taking, and review and discuss, at least annually, the relationship between risk management policies and practices, corporate strategy and the Company’s compensation arrangements.

(l)           To the extent it deems necessary, review and approve the terms of any compensation “clawback” or similar policy or agreement between the Company and the Company’s executive officers or other employees subject to Section 16 of the Exchange Act.

(m)           To prepare the Compensation Committee Report in accordance with the rules and regulations of the SEC for inclusion in the Company’s annual proxy statement or annual report on Form 10-K.

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(n)           To perform such other functions as assigned by law, the Company’s amended and restated memorandum and articles of association or the Board.

Notwithstanding anything to the contrary in the foregoing, the Committee shall have sole discretion and authority with respect to any action regarding compensation payable to the Chief Executive Officer or other executive officers of the Company that the Committee intends to constitute “qualified performance-based compensation” for purposes of section 162(m) of the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.

B. General Compensation and Employee Benefit Plans

The Committee shall have the following duties and responsibilities with respect to the Company’s general compensation and employee benefit plans, including incentive-compensation and equity-based plans:

(a)           To review at least annually the goals and objectives of the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, and amend, or recommend that the Board amend, these goals and objectives if the Committee deems it appropriate.

(b)           To review at least annually the Company’s general compensation plans and other employee benefit plans, including incentive-compensation and equity-based plans, in light of the goals and objectives of these plans, and recommend that the Board amend these plans if the Committee deems it appropriate.

(c)           To review all equity-compensation plans to be submitted for shareholder approval under the NASDAQ listing standards, and to review and, in the Committee’s sole discretion, approve all equity-compensation plans that are exempt from such shareholder approval requirement.

(d)           To perform such duties and responsibilities as may be assigned to the Board or the Committee under the terms of any compensation or other employee benefit plan, including any incentive-compensation or equity-based plan.

V.	ROLE OF CHIEF EXECUTIVE OFFICER

The Chief Executive Officer may make, and the Committee may consider, recommendations to the Committee regarding the Company’s compensation and employee benefit plans and practices, including its executive compensation plans, its incentive-compensation and equity-based plans with respect to executive officers other than the Chief Executive Officer and the Company’s director compensation arrangements.

VI.	DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that no subcommittee shall consist of fewer than two members; and provided further that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

VII.	EVALUATION OF THE COMMITTEE

The Committee shall, no less frequently than annually, evaluate its performance. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope and shall recommend such changes as it deems necessary or appropriate. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

The Committee shall deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies or procedures.

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VIII.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, legal counsel or other adviser retained by the Committee, the expense of which shall be borne by the Company. The Committee shall be responsible for determining the amount of reasonable compensation to be paid to compensation consultants, legal counsel or other advisers pursuant to NASDAQ Rule 5605(d)(3)(C). The Committee may select a compensation consultant, legal counsel or other adviser to the Committee only after taking into consideration the following:

(a)           The provision of other services to the Company by the person that employs the compensation consultant, legal counsel or other adviser;

(b)           The amount of fees received from the Company by the person that employs the compensation consultant, legal counsel or other adviser, as a percentage of the total revenue of the person that employs the compensation consultant, legal counsel or other adviser;

(c)           The policies and procedures of the person that employs the compensation consultant, legal counsel or other adviser that are designed to prevent conflicts of interest:

(d)           Any business or personal relationship of the compensation consultant, legal counsel or other adviser with a member of the Committee;

(e)           Any shares of the Company owned by the compensation consultant, legal counsel or other adviser; and

(f)           Any business or personal relationship of the compensation consultant, legal counsel, other adviser or the person employing the adviser with an executive officer of the Company.

The Committee shall conduct the independence assessment with respect to any compensation consultant, legal counsel or other adviser that provides advice to the Committee, other than: (i) in-house legal counsel; and (ii) any compensation consultant, legal counsel or other adviser whose role is limited to the following activities for which no disclosure would be required under Item 407(e)(3)(iii) of Regulation S-K: consulting on any broad-based plan that does not discriminate in scope, terms, or operation, in favor of executive officers or directors of the Company, and that is available generally to all salaried employees; or providing information that either is not customized for the Company or that is customized based on parameters that are not developed by the compensation consultant, and about which the compensation consultant does not provide advice.

Nothing herein requires a compensation consultant, legal counsel or other compensation adviser to be independent, only that the Committee consider the enumerated independence factors before selecting or receiving advice from a compensation consultant, legal counsel or other compensation adviser. The Committee may select or receive advice from any compensation consultant, legal counsel or other compensation adviser it prefers, including ones that are not independent, after considering the six independence factors outlined above.

Nothing herein shall be construed: (1) to require the Committee to implement or act consistently with the advice or recommendations of the compensation consultant, legal counsel or other adviser to the Committee; or (2) to affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

* * *

While the members of the Committee have the duties and responsibilities set forth in this Charter, nothing contained in this Charter is intended to create, or should be construed as creating, any responsibility or liability of members of the Committee, except to the extent otherwise provided under applicable federal or state law.

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GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this ☑

PROXY

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF
THE NOMINEE, AND “FOR” PROPOSAL TWO.

1.	To elect one Class A Director to serve on the Company’s Board until the 2019 annual meeting of shareholders or until his successor is elected and qualified.

Election of Class A Director: Fernando d’Ornellas Silva

For ☐	Against ☐	Abstain ☐

________________________________________________

2.	Ratification of the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.

For ☐	Against ☐	Abstain ☐

________________________________________________

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature _____________________ Signature _____________________ Date _______________ , 2016

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

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GP INVESTMENTS ACQUISITION CORP.
A Cayman Islands Exempted Company
(Company Number 295988)
150 E. 52nd Street, Suite 5003
New York, NY 10022

December 5, 2016

THIS PROXY IS SOLICITED ON BEHALF OF OUR BOARD OF
GP INVESTMENTS ACQUISITION CORP.

The undersigned hereby appoints Andrew Fleiss and the Chairman of the Annual Meeting, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the Ordinary Shares of GP Investments Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on December 2, 2016 at the Annual Meeting of Shareholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at Four Times Square, New York, NY 10036 on Thursday, December 29, 2016, at 10:00 a.m., Eastern Standard Time, or any adjournment thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE, AND FOR PROPOSAL TWO. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)
GP INVESTMENTS ACQUISITION CORP.

This proxy statement and the 2015 annual report on Form 10-K (which includes the Company’s financial results for the period from January 28, 2015 (inception) through December 31, 2015) are available at:

http://www.cstproxy.com/gpinvestmentsacquisitioncorp/2016

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